                               MANNATECH, INCORPORATED

                           1998 INCENTIVE STOCK OPTION PLAN

1. PURPOSE OF THE PLAN. The purposes of this 1998 Incentive Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company and to promote the success of the Company's business.

2.   DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

          (b)  "CODE" shall mean the Internal Revenue Code of 1986.

          (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

          (d) "COMPANY" shall mean Mannatech, Incorporated, a Texas corporation.

          (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

          (f) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (h) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (i) "NON-EMPLOYEE DIRECTOR" shall mean a Non-Employee Director as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), promulgated under SEC Release 34-37260 (May 31, 1996), as such Rule may be amended from time to time.

          (j)  "OPTION" shall mean a stock option granted pursuant to the Plan.

          (k) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (l)  "OPTIONEE" shall mean an Employee who receives an Option.

          (m) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

          (n)  "PLAN" shall mean this 1998 Incentive Stock Option Plan.

          (o) "STOCK OPTION AGREEMENT" shall mean an Incentive Stock Option Agreement, pursuant to which Options are granted under the Plan, the form of which is attached hereto as EXHIBIT A.

          (p) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (q) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is ___________ shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE. The Plan shall be administered by the Board of the Company or the Board may appoint a Committee consisting of not less than two Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. To the extent that the Board appoints a committee to administer the Plan, only Non-Employee Directors shall be eligible to serve as members of the Committee. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determIne the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   ELIGIBILITY.

          (a) Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option may, if such Employee is otherwise eligible, be granted an additional Option or Options.

          (b) The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment at any time.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

     8.   EXERCISE PRICE AND CONSIDERATION.

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

               (ii) In the case of an Incentive Stock Option granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

          (b) The fair market value per Share shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share on the principal exchange on which the Common Stock is listed as reported by such exchange, (ii) if the Common Stock is quoted in the National Market System, the closing sale price per share as reported by NASDAQ, (iii) if the Common Stock is traded in the over-the-counter market but not quoted in the National Market System, the average of the closing bid and asked quotations per share as reported by NASDAQ, or any other nationally accepted reporting medium if NASDAQ quotations shall be unavailable, or (iv) if none of the foregoing applies, the fair market value of the Common Stock will be the fair value of the Common Stock as reasonably determined in the good faith judgment of the Board.

          (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, certified or official bank check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Texas Business Corporation Act.

9.   EXERCISE OF OPTION

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Board, may consist of a consideration and method of payment allowable under section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. Prior to the time of issuance, the Company shall satisfy its employment tax and other tax withholding obligations by requiring the Optionee to pay the amount of withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Option, subject to such restrictions or procedures as the Company deems necessary to satisfy Rule 16b-3 of the Exchange Act. The payment of such withholding tax may be by certified or official bank check or by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such withholding tax.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS AN EMPLOYEE. If any Employee ceases to serve as an Employee, such Employee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board at the time of grant of the Option) after the date such person ceases to be an Employee, exercise his or her Option to the extent that such person was entitled to exercise it at the date of such termination. To the extent that such Employee was not entitled to exercise the Option at the date of such termination, or if such Employee does not exercise such Option (which such person was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 9(b) above, in the event an Employee is unable to continue his or her employment relationship with the Company as a result of such Employee's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Employee may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board at the time of grant of the Option) from the date of termination, exercise his or her Option to the extent such person was entitled to exercise it at the date of such termination. To the extent that the Employee was not entitled to exercise the Option at the date of termination, or if such Employee does not exercise such Option (which such person was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  DEATH OF OPTIONEE. In the event of the death of an Optionee:

               (i) during the term of the Option who is at the time of his or her death an Employee and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee six (6) months after the date of death; or

               (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board at the time of grant of the Option) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

               (i) an increase in the number of Shares subject to the Plan above _________ Shares, other than in connection with an adjustment under
Section 11 of the Plan;

               (ii) any change in the designation of the class of employees eligible to be granted Options; or

               (iii) if the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material amendment under the Plan.

          (b) SHAREHOLDER APPROVAL. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 17 of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, such holders being present or represented and entitled to vote thereon.

     18. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     19. CHOICE OF LAW. THE CORPORATE LAW OF THE STATE OF TEXAS WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS SHAREHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF TEXAS.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of the ____ day of________, 1998.

                                   MANNATECH, INCORPORATED



                                   By:
                                      -------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------

                                      EXHIBIT A


                           INCENTIVE STOCK OPTION AGREEMENT

                                      [Attached]

                              MANNATECH, INCORPORATED

                         INCENTIVE STOCK OPTION AGREEMENT


     Mannatech, Incorporated, a Texas corporation (the "Company") has granted to (1) (the "Optionee"), an option to purchase a total of (2) shares of Common Stock (the "Option"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Mannatech, Incorporated 1998 Incentive Stock Option Plan, as such may be amended from time to time (the "Plan") adopted by the Company which is incorporated herein by reference. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Plan.

     1. NATURE OF THE OPTION. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2. EXERCISE PRICE. The exercise price is $(3) for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the Date of Grant (the "Exercise Price").

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

          (a)  RIGHT TO EXERCISE.

               (i) The Option granted hereunder shall not be exercisable in any part until the first anniversary of the Date of Grant (as hereinafter
set forth).  The Option shall be exercisable as to (4) (   ) of the total
shares covered by such Option as of the first anniversary of the Date of
Grant. The right to exercise with respect to an additional (4) (   ) of the
total shares subject to the Option shall accrue on each of the (5), (5), (5) and (5) anniversaries of the Date of Grant and shall be cumulative. Notwithstanding the foregoing, in the event of (A) a proposed sale of substantially all of the Common Stock of the Company, (B) a proposed sale of substantially all of the assets of the Company, (C) a proposed merger in which the Company is not to be the surviving corporation (other than with a subsidiary of the Company) or (D) any other proposed extraordinary corporate transaction which, in the judgment of the Board, might deprive the Optionee of the full value of the Option granted hereunder, the Company shall forward written notification of such transaction to the Optionee, and the Optionee shall have thirty (30) days in which to exercise all or any portion of the Option herein granted, including any portion of the Option which has not yet vested as of such date (to the extent such Option has not been previously exercised), pursuant to the procedure set forth below. Upon the conclusion of such thirty-day period, unless otherwise determined by the Board, all rights of the Optionee hereunder shall terminate. Any exercise of the Option by the Optionee shall be effective immediately prior to the occurrence of the transaction giving rise to the right to exercise the Option and, to the extent such transaction does not occur, the exercise shall be deemed rescinded and the Optionee shall again only be entitled to exercise the Option according to the vesting schedule set forth above.

               (ii) This Option may not be exercised for a fraction of a share.

               (iii) In the event of the Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed and the payment of withholding tax, if any, has been made in compliance with the terms of the Plan. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date determined pursuant to the provisions of the Plan.

     4. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company a Letter Agreement in the form attached hereto as Exhibit A and such Optionee's spouse shall execute the consent at the end of such Letter Agreement.

     5.   METHOD OF PAYMENT.  Payment of the exercise price shall be by:

          (a)  cash;

          (b)  certified or official bank check; or

          (c) surrender of other Shares of Common Stock of the Company of a value equal to the exercise price of the Shares as to which the Option is being exercised.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. TERMINATION OF STATUS AS AN EMPLOYEE. If Optionee ceases to serve as an Employee, Optionee may, but only within (6) days after the date Optionee ceases to be an Employee of the Company, exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, within (7) months from the date of termination of employment, exercise his or her Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that

Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

     9.   DEATH OF OPTIONEE.  In the event of the death of Optionee:

          (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the Date of Grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee six (6) months after the date of death; or

          (b) within (8) days after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within six
(6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by such Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  TERM OF OPTION.  This Option may not be exercised more than ten
(10) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

          (a)  if to the Company:
               600 S. Royal Lane
               Suite 200
               Coppell, TX 75019
               Attn: President

               with a copy to:

               J. Kenneth Menges, Jr., P.C.
               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               1700 Pacific Avenue, Suite 4100
               Dallas,, Texas 75201

          (b)  if to the Optionee:

               At the Optionee's last known
               address as listed with the
               Company

Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

     13. SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     14. COMPLETE AGREEMENT. This Agreement and the Plan embody the complete agreement and understanding between the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     15. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     16. CHOICE OF LAW. THE CORPORATE LAW OF THE STATE OF TEXAS WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS SHAREHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF TEXAS.

DATE OF GRANT: (9)

                                        MANNATECH, INCORPORATED,
                                        a Texas corporation



                                        By:
                                            -------------------------
                                        Name:
                                            -------------------------
                                        Title:
                                            -------------------------



     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions set forth in the Plan and in this Incentive

Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

     Dated:
            -------------------------

                                          -------------------------
                                          Optionee

                                     EXHIBIT A





                                               , 199
                              -----------------     --



Mannatech, Incorporated
600 S. Royal Lane
Suite 200
Coppell, TX 75019
Attn: President

Gentlemen:

     In connection with the proposed purchase of _________ shares of Common Stock (the "Stock") of Mannatech, Incorporated, a Texas corporation (the "Company"), upon the exercise of an Incentive Stock Option dated
_____________, 199__, by the undersigned ("Purchaser"), Purchaser hereby agrees, represents and warrants as follows:

     1. PURCHASE ENTIRELY FOR OWN ACCOUNT. I represent and warrant that I am purchasing the Stock solely for my own account for investment and not with a view to or for sale or distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the Stock or any portion thereof. I also represent that the entire legal and beneficial interest of the Stock I am purchasing is being purchased for and will be held for my account only and neither in whole nor in part for any other person.

     2. INFORMATION CONCERNING THE COMPANY. I represent and warrant that I have discussed the Company and its plans, operations, and financial condition with its officers and that I have received all such information as I deem necessary and appropriate to enable me to evaluate the financial risk inherent in making an investment in the Stock. I further represent and warrant that I have received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereto.

     3. ECONOMIC RISK. I represent and warrant that I realize that my purchase of the Stock will be a highly speculative investment and that I am able, without impairing my financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on my investment.

     4. RESTRICTED SECURITIES. I represent and warrant that the Company has disclosed to me in writing that:

          (a) the sale of the Stock that I am purchasing has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Stock must be held indefinitely unless a transfer of the Stock is subsequently registered under the Securities Act or an exemption from such registration is available;

          (b) any share certificates representing the Stock will be stamped with the following legends:

               (i) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Company that such registration is not required. These securities are also subject to additional restrictions on transfer, certain repurchase options and certain other agreements set forth in an Incentive Stock Option Agreement dated ____________ between the Company and _______________, and in a Letter Agreement dated ____________, between the Company and _________________, copies of which may be obtained by the holder hereof at the Company's principal place of business without charge."

               (ii) Any legend required to be placed thereon by the Texas Business Corporation Act.

          (c) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

     5. DISPOSITION UNDER RULE 144. I represent and warrant that I understand that the shares of Stock are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least two (2) years from the date of sale of the Stock to me, and even then will not be available unless (a) a public trading market then exists for the securities of the Company, (b) adequate information concerning the Company is then available to the public and (c) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made by me only in accordance with such terms and conditions.

     6. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting my representations set forth above, I further agree that I shall in no event make any disposition of all or any portion of the Stock that I am purchasing except in compliance with the terms and provisions of the Plan, that certain Incentive Stock Option Agreement (the "Stock Option Agreement") dated ____________ between Purchaser and the Company, and unless and until:

          (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

          (b) (i) I shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) I shall have furnished the Company with an opinion of my own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and (iii) such opinion of my counsel shall have been concurred in by counsel for the Company and the Company shall have advised me of such concurrence.

                                               Very truly yours,


                                               ---------------------------

ACCEPTED AND AGREED TO:
MANNATECH, INCORPORATED


By:
   -------------------------
Name:
   -------------------------
Title:
   -------------------------


     The undersigned, spouse of _____________, the Purchaser executing the foregoing Letter Agreement, hereunto subscribes his or her name in evidence of his or her agreement and consents to the disposition of the Stock referred to in the foregoing Letter Agreement in accordance with the terms of the Letter Agreement and the provisions of the Stock Option Agreement and the Plan, copies of which have heretofore been presented to the undersigned.

     Effective as of the _____ day of _________________ 199__.




                                                 ------------------------------
                                                 ------------------------------

                                  KEY FOR NUMBERED
                     BLANKS IN INCENTIVE STOCK OPTION AGREEMENT
                             OF MANNATECH, INCORPORATED



(1)  Name of person to whom Option is granted.

(2)  Number of shares of Common Stock for which Option is granted.

(3) Per share exercise price for the shares to be issued pursuant to exercise of an option, determined by the Board of Directors or an option plan committee in accordance with Section 8 of the Plan.

(4) Vesting period for option: Three years: one-third (1/3); Four years: one-fourth (1/4); Five years: one-fifth (1/5).

(5)  Three year vesting:  second and third
     Four year vesting:  second, third and fourth
     Five year vesting:  second, third, fourth and fifth

(6) 30 days unless the Board designates a greater amount of time (not to exceed 3 months) at the time of grant of the Option (Section 9(b) of the Plan).

(7) 6 months unless the Board designates a greater amount of time (not to exceed 12 months) at the time of grant of the Option (Section 9(c) of the
     Plan).

(8) 30 days unless the Board designates a greater amount of time (not to exceed 3 months) at the time of grant of the Option (Section 9(d)(ii) of the
     Plan).

(9)  Date on which the Board authorized the grant of the Option.